Exhibit 10.1

LOCKHEED MARTIN CORPORATION
EXECUTIVE SEVERANCE PLAN
(As Amended and Restated Effective December 1, 2016)
Amendment No. 1
Lockheed Martin Corporation wishes to revise the Lockheed Martin Corporation Executive Severance Plan (the “Plan”) to reflect updated Post-Employment Conduct Agreements, effective as of the date this amendment is executed, as indicated below.

1.
Exhibit A.1 of the Plan, Post-Employment Conduct Agreement for Elected Officers, and Exhibit A.2 of the Plan, Post-Employment Conduct Agreement for Non-Officers, are updated in their entirety in the forms attached hereto.

LOCKHEED MARTIN CORPORATION

By:/s/ Patricia L. Lewis
Patricia L. Lewis
Senior Vice President of Human Resources
Date: 03/19/18

Exhibit A.1
Post-Employment Conduct Agreement for Elected Officers

[PECA will vary by state law and current legal and
professional requirements at time of termination]

[Applicable provisions may be incorporated into the
release of claims agreement in lieu of a separate PECA]

This Post Employment Conduct Agreement dated ____________ (this “PECA”), together with the Release of Claims being entered into contemporaneous with this PECA, is entered into in consideration of the payment (“Severance Payment”) to be made to me under the Lockheed Martin Corporation Executive Severance Plan (“Severance Plan”). By signing below, I agree as follows:
(1)Restrictions Following Termination of Employment.

(a)Covenant Not To Compete – [NOT APPLICABLE IN CALIFORNIA] Without the express written consent of the Chief Executive Officer of the Company (or the Committee with respect to the Chief Executive Officer of the Company), during the two-year period following the date of my termination of employment with the Company (“Termination Date”), I will not, directly or indirectly, be employed by, provide services to, or advise a “Restricted Company” (as defined in Section 6 below), whether as an employee, advisor, director, officer, partner or consultant, or in any other position, function or role that, in any such case,

(i)
oversees, controls or affects the design, operation, research, manufacture, marketing, sale or distribution of “Competitive Products or Services” (as defined in Section 6 below) of or by the Restricted Company, or

(ii)
would involve a substantial risk that the “Confidential or Proprietary Information” (as defined in Section 1(c) below) of the Company (including but not limited to technical information or intellectual property, strategic plans, information relating to pricing offered to the Company by vendors or suppliers or to prices charged or pricing contemplated to be charged by the Company, information relating to employee performance, promotions or identification for promotion, or information relating to the Company’s cost base) could be used to the disadvantage of the Company.

To the extent permitted by applicable law, including but not limited to any applicable rules governing attorney conduct (such as the ABA Model Rules of Professional Conduct and state versions thereof), Sections 1(a)(i) and (ii) and Section 1(b) relating to non-solicitation, shall apply to individuals who are employed by the Corporation in an attorney position and whose occupation during the two-year period following employment with the Corporation does not include practicing law.

In lieu of Section 1(a)(i) and (ii), as well as Section 1(b) relating to non-solicitation, the following Section 1(a)(iii) shall apply to individuals who are employed by the Corporation in an attorney position, and whose occupation during the two-year period following employment with the Corporation includes practicing law.

(iii)
Post-employment Activity As a Lawyer – I acknowledge that as counsel to the Corporation, I owe ethical and fiduciary obligations to the Corporation and that at least some of these obligations will continue even after my Termination Date with the Corporation. I agree that after my Termination Date I will comply fully with all applicable ethical and fiduciary obligations that I owe to the Corporation. To the extent permitted by applicable law, including but not limited to any applicable rules governing attorney conduct, I agree that I will not:

a.	Represent any client in the same or a substantially related matter in which I represented the Corporation where the client’s interests are materially adverse to the Corporation; or

b.
Disclose confidential information relating to my representation of the Corporation, including the disclosure of information that is to the disadvantage of the Corporation, except for information that is or becomes generally known.

The Corporation’s Senior Vice President, General Counsel, and Corporate Secretary or the General Tax Counsel, as applicable, will determine in his or her discretion whether an individual is employed by the Corporation in an attorney position.

(b)Non-Solicit – Without the express written consent of the Chief Executive Officer of the Company (or the Committee with respect to the Chief Executive Officer of the Company), during the two-year period following the Termination Date, I will not (i) cause or attempt to cause, directly or indirectly, the complete or partial loss of any contract in effect before the Termination Date between the Corporation and any customer, supplier, distributor or manufacturer of or to the Corporation with which I was responsible, in whole or in part, for soliciting, negotiating, implementing, managing, or overseeing or (ii) induce or attempt to induce, directly or indirectly, any person who is an employee of the Corporation with whom I worked or interacted within two years prior to the Termination Date to cease employment with the Corporation in order to perform work or services for any entity other than the Corporation.

(c)Protection of Proprietary Information – Except to the extent required by law, following my Termination Date, I will have a continuing obligation to comply with the terms of any non-disclosure or similar agreements that I signed while employed by the Company committing to hold confidential the “Confidential or Proprietary Information” (as defined below) of the Company or any of its affiliates, subsidiaries, related companies, joint ventures, partnerships, customers, suppliers, partners, contractors or agents, in each case in accordance with the terms of such agreements. I will not use or disclose or allow the use or disclosure by others to any person or entity of Confidential or Proprietary Information of the Company or others to which I had access or that I was responsible for creating or overseeing during my employment with the Company. In the event I become legally compelled (by deposition, interrogatory, request for documents, subpoena, civil investigative demand or otherwise) to disclose any proprietary or confidential information, I will immediately notify the Company’s Senior Vice President, General Counsel and Corporate Secretary as to the existence of the obligation and will cooperate with any reasonable request by the Company for assistance in seeking to protect the information. All materials to which I have had access, or which were furnished or otherwise made available to me in connection with my employment with the Company shall be and remain the property of the Company. For purposes of this PECA, “Confidential or Proprietary Information” means Proprietary Information within the meaning of CRX-015C (a copy of which has been made available to me), including but not limited to information that a person or entity desires to protect from unauthorized disclosure to third parties that can provide the person or entity with a business, technological, or economic advantage over its competitors, or which, if known or used by third parties or if used by the person’s or entity's employees or agents in an unauthorized manner, might be detrimental to the person’s or entity's interests. Confidential or Proprietary Information may include, but is not limited to:

(i)
existing and contemplated business, marketing and financial business information such as business plans and methods, marketing information, cost estimates, forecasts, financial data, cost or pricing data, bid and proposal information, customer identification, sources of supply, contemplated product lines, proposed business alliances, and information about customers and competitors,

(ii)
existing and contemplated technical information and documentation pertaining to technology, know how, equipment, machines, devices and systems, computer hardware and software, compositions, formulas, products, processes, methods, designs, specifications, mask works, testing or evaluation procedures, manufacturing processes, production techniques, research and developmental activities, inventions, discoveries, and improvements, and

(iii)	human resources and personnel information.

(d)No disparagement – Following the Termination Date, I will not make any statements, whether verbal or written, that disparage or reasonably may be interpreted to disparage the Company or its directors, officers, employees, technology, products or services with respect to any matter whatsoever.

(e)Cooperation in Litigation and Investigations - Following the Termination Date, I will, to the extent reasonably requested, cooperate with the Company in any pending or future litigation (including alternative dispute resolution proceedings) or investigations in which the Company or any of its subsidiaries or affiliates is a party or is required or requested to provide testimony and regarding which, as a result of my employment with the Company, I reasonably could be expected to have knowledge or information relevant to the litigation or investigation. Notwithstanding any other provision of this PECA, nothing in this PECA shall affect my obligation to cooperate with any governmental inquiry or investigation or to give truthful testimony in court.

2.Consideration and Release of Claims. I acknowledge and agree that the Severance Payment being made to me is in addition to the payments or benefits that otherwise are or would be owed to me by the Company and that the Severance Benefit being provided to me is in consideration for my entering into this PECA and the Release of

Claims attached to this PECA. I acknowledge that the scope and duration of the restrictions in Section 1 are necessary to be effective and are fair and reasonable in light of the value of the payments being made to me. I further acknowledge and agree that as a result of the high level executive and management positions I have held within the Company and the access to and extensive knowledge of the Company's Confidential or Proprietary Information, employees, suppliers and customers, these restrictions are reasonably required for the protection of the Company's legitimate business interests.

3.Remedies For Breach of Section 1; Additional Remedies of Clawback and Recoupment.

(a)I agree, upon demand by the Company, to repay the Severance Payment to the Company in the event any of the following occur:

(i)	I breach any of the covenants in Section 1;

(ii)
The Company determines that either (a) my intentional misconduct or gross negligence, or (b) my failure to report another person’s intentional misconduct or gross negligence of which I had knowledge during the period I was employed by the Company, contributed to the Company having to restate all or a portion of its financial statements filed for any period with the Securities and Exchange Commission; or

(iii)
The Company determines that I engaged in fraud, bribery or any other illegal act or that my intentional misconduct or gross negligence (including the failure to report the acts of another person of which I had knowledge during the period I was employed by the Company) contributed to another person’s fraud, bribery or other illegal act, which in any such case adversely affected the Company’s financial position or reputation.

(b)The remedy provided in Section 3(a) shall not be the exclusive remedy available to the Company for any of the conduct described in Section 3(a) and shall not limit the Company from seeking damages or injunctive relief.

4. Injunctive Relief. I acknowledge that the Company’s remedies at law may be inadequate to protect the Company against any actual or threatened breach of the provisions of Section 1 or the conduct described in Section 3(a), and, therefore, without prejudice to any other rights and remedies otherwise available to the Company at law or in equity (including but not limited to, an action under Section 3(a), the Company shall be entitled to injunctive relief in its favor and to specific performance without proof of actual damages and without the requirement of the posting of any bond or similar security.
5. Invalidity; Unenforceability. It is the desire and intent of the parties that the provisions of this PECA shall be enforced to the fullest extent permissible. Accordingly, if any particular provision of this PECA is adjudicated to be invalid or unenforceable, this PECA shall be deemed amended to delete the portion adjudicated to be invalid or unenforceable, such deletion to apply only with respect to the operation of this provision in the particular jurisdiction in which such adjudication is made.

6. Definitions. Capitalized terms not defined in this PECA have the meaning given to them in the Severance Plan, as applicable. For purposes of this PECA, the following terms have the meanings given below:
☐    (a) “Restricted Company” means The Boeing Company, General Dynamics Corporation, Northrop Grumman Corporation, the Raytheon Company, United Technologies Corporation, Honeywell International Inc., BAE Systems Inc., L-3 Communications Corporation, the Harris Corporation, Thales, Airbus Group, Inc., Textron, Inc., Finmeccanica SpA, Leidos Holdings, Inc., and (i) any entity directly or indirectly controlling, controlled by, or under common control with any of the foregoing, and (ii) any successor to all or part of the business of any of the foregoing as a result of a merger, reorganization, consolidation, spin-off, split-up, acquisition, divestiture, or similar transaction, and (iii), if the box at the beginning of this Section 6(a) is checked, any entity or business identified in Addendum A to this PECA.
(b) “Competitive Products or Services” means products or services that compete with, or are an alternative or potential alternative to, products sold or services provided by a subsidiary, business area, division or operating unit or business of the Company as of the Termination Date and at any time within the two-year period ending on the Termination Date; provided, that, (i) if I had direct responsibility for the business of, or function with respect to, a subsidiary, or for a business area, division or operating unit or business of the Company at any time within the two-year period ending on the Termination Date, Competitive Products or Services includes the products so sold or the services so provided during that two-year period by the subsidiary, business area, division or operating unit of the Company for which I had responsibility, and (ii) if I did not have direct responsibility for the business of, or function with respect to, a subsidiary, or for a business area, division or operating unit or business of the Company at any time within the two-year period ending on the Termination Date, Competitive Products or Services includes the products so sold or the services so provided by a subsidiary, business area, division or operating unit of the Company for which I had access (or was required or permitted such access in the performance of my duties or responsibilities with the Company) to Confidential or Proprietary Information of the Company at any time during the two-year period ending on the Termination Date.
7.Miscellaneous

(a)The Severance Plan, this PECA with the attached Release of Claims constitute the entire agreement governing the terms of the Severance Payment and supersede all other prior agreements and understandings, both written and oral, between me and the Company or any employee, officer or director of the Company concerning payments on account of my termination of employment.

(b)This PECA shall be governed by Maryland law, without regard to its provisions governing conflicts of law. Any enforcement of, or challenge to, this PECA may only be brought in the United States District Court for the District of Maryland, unless such court determines that it does not have subject matter jurisdiction, in which case any such enforcement or challenge may be brought in the Circuit Court of Maryland. Both parties consent to the proper jurisdiction and venue of such court, as applicable, for the purpose of enforcing or challenging this PECA.

(c)This PECA shall inure to the benefit of the Company’s successors and assigns and may be assigned by the Company without my consent.

SIGNED this _____ day of ____________________, 2___.

_________________________________
(Signature)

__________________________________
(Printed Name)

__________________________________
(Title)

FOR LOCKHEED MARTIN CORPORATION:

_________________________________
(Signature)

__________________________________
(Printed Name)

__________________________________
(Title)

______________________ ____________
(Date)

NOTE: HRBP must scan and upload the executed PECA (and Addendum A, if applicable) to the Executive Action System in order for payments to be processed.

If Addendum A is applicable, be sure to check the box at the beginning of Section 6(a) of the PECA and have Legal review Addendum A.

Addendum A
Additional “Restricted Companies” For Purposes of Section 6(a) of the PECA

Entity Name	Description of the Competitive Business

Exhibit A.2
Post-Employment Conduct Agreement for Non-Officers

[PECA will vary by state law and current legal and
professional requirements at time of termination]

[Applicable provisions may be incorporated into the
release of claims agreement in lieu of a separate PECA]

This Post Employment Conduct Agreement dated ____________ (this “PECA”), together with the Release of Claims being entered into contemporaneous with this PECA, is entered into in consideration of the payment (“Severance Payment”) to be made to me under the Lockheed Martin Corporation Executive Severance Plan (“Severance Plan”). By signing below, I agree as follows:
1.Restrictions Following Termination of Employment.

(a)Covenant Not To Compete – [NOT APPLICABLE IN CALIFORNIA] Without the express written consent of the Senior Vice President, Human Resources of the Company, during the one-year period following the date of my termination of employment with the Company (“Termination Date”), I will not, directly or indirectly, be employed by, provide services to, or advise a “Restricted Company” (as defined in Section 6 below), whether as an employee, advisor, director, officer, partner or consultant, or in any other position, function or role that, in any such case,

(i)
oversees, controls or affects the design, operation, research, manufacture, marketing, sale or distribution of “Competitive Products or Services” (as defined in Section 6 below) of or by the Restricted Company, or

(ii)
would involve a substantial risk that the “Confidential or Proprietary Information” (as defined in Section 1(c) below) of the Company (including but not limited to technical information or intellectual property, strategic plans, information relating to pricing offered to the Company by vendors or suppliers or to prices charged or pricing contemplated to be charged by the Company, information relating to employee performance, promotions or identification for promotion, or information relating to the Company’s cost base) could be used to the disadvantage of the Company.

To the extent permitted by applicable law, including but not limited to any applicable rules governing attorney conduct (such as the ABA Model Rules of Professional Conduct and state versions thereof), Sections 1(a)(i) and (ii) and Section 1(b) relating to non-solicitation, shall apply to individuals who are employed by the Corporation in an attorney position and whose occupation during the one-year period following employment with the Corporation does not include practicing law.
In lieu of Section 1(a)(i) and (ii), as well as Section 1(b) relating to non-solicitation, the following Section 1(a)(iii) shall apply to individuals who are employed by the Corporation in an attorney position, and whose occupation during the one-year period following employment with the Corporation includes practicing law.

(iii)
Post-employment Activity As a Lawyer – I acknowledge that as counsel to the Corporation, I owe ethical and fiduciary obligations to the Corporation and that at least some of these obligations will continue even after my Termination Date with the Corporation. I agree that after my Termination Date I will comply fully with all applicable ethical and fiduciary obligations that I owe to the Corporation. To the extent permitted by applicable law, including but not limited to any applicable rules governing attorney conduct, I agree that I will not:

a.	Represent any client in the same or a substantially related matter in which I represented the Corporation where the client’s interests are materially adverse to the Corporation; or

b.
Disclose confidential information relating to my representation of the Corporation, including the disclosure of information that is to the disadvantage of the Corporation, except for information that is or becomes generally known.

The Corporation’s Senior Vice President, General Counsel, and Corporate Secretary or the General Tax Counsel, as applicable, will determine in his or her discretion whether an individual is employed by the Corporation in an attorney position.

(b)Non-Solicit – Without the express written consent of the Senior Vice President, Human Resources of the Company, during the two-year period following the Termination Date, I will not (i) cause or attempt to cause, directly or indirectly, the complete or partial loss of any contract in effect before the Termination Date between the Corporation and any customer, supplier, distributor or manufacturer of or to the Corporation with which I was responsible, in whole or in part, for soliciting, negotiating, implementing, managing, or overseeing or (ii) induce or attempt to induce, directly or indirectly, any person who is an employee of the Corporation with whom I worked or interacted within two years prior to the Termination Date to cease employment with the Corporation in order to perform work or services for any entity other than the Corporation.

(c)Protection of Proprietary Information – Except to the extent required by law, following my Termination Date, I will have a continuing obligation to comply with the terms of any non-disclosure or similar agreements that I signed while employed by the Company committing to hold confidential the “Confidential or Proprietary Information” (as defined below) of the Company or any of its affiliates, subsidiaries, related companies, joint ventures, partnerships, customers, suppliers, partners, contractors or agents, in each case in accordance with the terms of such agreements. I will not use or disclose or allow the use or disclosure by others to any person or entity of Confidential or Proprietary Information of the Company or others to which I had access or that I was responsible for creating or overseeing during my employment with the Company. In the event I become legally compelled (by deposition, interrogatory, request for documents, subpoena, civil investigative demand or otherwise) to disclose any proprietary or confidential information, I will immediately notify the Company’s Senior Vice President, General Counsel and Corporate Secretary as to the existence of the obligation and will cooperate with any reasonable request by the Company for assistance in seeking to protect the information. All materials to which I have had access, or which were furnished or otherwise made available to me in connection with my employment with the Company shall be and remain the property of the Company. For purposes of this PECA, “Confidential or Proprietary Information” means Proprietary Information within the meaning of CRX-015C (a copy of which has been made available to me), including but not limited to information that a person or entity desires to protect from unauthorized disclosure to third parties that can provide the person or entity with a business, technological, or economic advantage over its competitors, or which, if known or used by third parties or if used by the person’s or entity's employees or agents in an unauthorized manner, might be detrimental to the person’s or entity's interests. Confidential or Proprietary Information may include, but is not limited to:

(i)
existing and contemplated business, marketing and financial business information such as business plans and methods, marketing information, cost estimates, forecasts, financial data, cost or pricing data, bid and proposal information, customer identification, sources of supply, contemplated product lines, proposed business alliances, and information about customers and competitors,

(ii)
existing and contemplated technical information and documentation pertaining to technology, know how, equipment, machines, devices and systems, computer hardware and software, compositions, formulas, products, processes, methods, designs, specifications, mask works, testing or evaluation procedures, manufacturing processes, production techniques, research and development activities, inventions, discoveries, and improvements, and

(iii)	human resources and personnel information.

(d)No disparagement – Following the Termination Date, I will not make any statements, whether verbal or written, that disparage or reasonably may be interpreted to disparage the Company or its directors, officers, employees, technology, products or services with respect to any matter whatsoever.

(e)Cooperation in Litigation and Investigations - Following the Termination Date, I will, to the extent reasonably requested, cooperate with the Company in any pending or future litigation (including alternative dispute resolution proceedings) or investigations in which the Company or any of its subsidiaries or affiliates is a party or is required or requested to provide testimony and regarding which, as a result of my employment with the Company, I reasonably could be expected to have knowledge or information relevant to the litigation or investigation. Notwithstanding any other provision of this PECA, nothing in this PECA shall affect my obligation to cooperate with any governmental inquiry or investigation or to give truthful testimony in court.

2.    Consideration and Release of Claims. I acknowledge and agree that the Severance Payment being made to me is in addition to the payments or benefits that otherwise are or would be owed to me by the Company and that the Severance Benefit being provided to me is in consideration for my entering into this PECA and the Release of Claims attached to this PECA. I acknowledge that the scope and duration of the restrictions in Section 1 are necessary to be effective and are fair and reasonable in light of the value of the payments being made to me. I further acknowledge and agree that as a result of the high level executive and management positions I have held within the Company and the access to and extensive knowledge of the Company's Confidential or Proprietary Information, employees, suppliers and customers, these restrictions are reasonably required for the protection of the Company's legitimate business interests.

3.    Remedies For Breach of Section 1; Additional Remedies of Clawback and Recoupment.

(a)    I agree, upon demand by the Company, to repay the Severance Payment to the Company in the event any of the following occur:

(i)	I breach any of the covenants in Section 1;

(ii)
The Company determines that either (a) my intentional misconduct or gross negligence, or (b) my failure to report another person’s intentional misconduct or gross negligence of which I had knowledge during the period I was employed by the Company, contributed to the Company having to restate all or a portion of its financial statements filed for any period with the Securities and Exchange Commission; or

(iii)
The Company determines that I engaged in fraud, bribery or any other illegal act or that my intentional misconduct or gross negligence (including the failure to report the acts of another person of which I had knowledge during the period I was employed by the Company) contributed to another person’s fraud, bribery or other illegal act, which in any such case adversely affected the Company’s financial position or reputation.

(b)    The remedy provided in Section 3(a) shall not be the exclusive remedy available to the Company for any of the conduct described in Section 3(a) and shall not limit the Company from seeking damages or injunctive relief.

4. Injunctive Relief. I acknowledge that the Company’s remedies at law may be inadequate to protect the Company against any actual or threatened breach of the provisions of Section 1 or the conduct described in Section 3(a), and, therefore, without prejudice to any other rights and remedies otherwise available to the Company at law or in equity (including but not limited to, an action under Section 3(a), the Company shall be entitled to injunctive relief in its favor and to specific performance without proof of actual damages and without the requirement of the posting of any bond or similar security.
5. Invalidity; Unenforceability. It is the desire and intent of the parties that the provisions of this PECA shall be enforced to the fullest extent permissible. Accordingly, if any particular provision of this PECA is adjudicated to be invalid or unenforceable, this PECA shall be deemed amended to delete the portion adjudicated to be invalid or unenforceable, such deletion to apply only with respect to the operation of this provision in the particular jurisdiction in which such adjudication is made.
6. Definitions. Capitalized terms not defined in this PECA have the meaning given to them in the Severance Plan, as applicable. For purposes of this PECA, the following terms have the meanings given below:

☐    (a) “Restricted Company” means The Boeing Company, General Dynamics Corporation, Northrop Grumman Corporation, the Raytheon Company, United Technologies Corporation, Honeywell International Inc., BAE Systems Inc., L-3 Communications Corporation, the Harris Corporation, Thales, Airbus Group, Inc., Textron, Inc., Finmeccanica SpA, Leidos Holdings, Inc., and (i) any entity directly or indirectly controlling, controlled by, or under common control with any of the foregoing, and (ii) any successor to all or part of the business of any of the foregoing as a result of a merger, reorganization, consolidation, spin-off, split-up, acquisition, divestiture, or similar transaction, and (iii), if the box at the beginning of this paragraph is checked, any entity or business identified in Addendum A to this PECA.
(b) “Competitive Products or Services” means products or services that compete with, or are an alternative or potential alternative to, products sold or services provided by a subsidiary, business area, division or operating unit or business of the Company as of the Termination Date and at any time within the two-year period ending on the Termination Date; provided, that, (i) if I had direct responsibility for the business of, or function with respect to, a subsidiary, or for a business area, division or operating unit or business of the Company at any time within the two-year period ending on the Termination Date, Competitive Products or Services includes the products so sold or the services so provided during that two-year period by the subsidiary, business area, division or operating unit of the Company for which I had responsibility, and (ii) if I did not have direct responsibility for the business of, or function with respect to, a subsidiary, or for a business area, division or operating unit or business of the Company at any time within the two-year period ending on the Termination Date, Competitive Products or Services includes the products so sold or the services so provided by a subsidiary, business area, division or operating unit of the Company for which I had access (or was required or permitted such access in the performance of my duties or responsibilities with the Company) to Confidential or Proprietary Information of the Company at any time during the two-year period ending on the Termination Date.
7.     Miscellaneous
(a)The Severance Plan, this PECA with the attached Release of Claims constitute the entire agreement governing the terms of the Severance Payment and supersede all other prior agreements and understandings, both written and oral, between me and the Company or any employee, officer or director of the Company concerning payments on account of my termination of employment.

(b)This PECA shall be governed by Maryland law, without regard to its provisions governing conflicts of law. Any enforcement of, or challenge to, this PECA may only be brought in the United States District Court for the District of Maryland, unless such court determines that it does not have subject matter jurisdiction, in which case any such enforcement or challenge may be brought in the Circuit Court of Maryland. Both parties consent to the proper jurisdiction and venue of such court, as applicable, for the purpose of enforcing or challenging this PECA.

(c)This PECA shall inure to the benefit of the Company’s successors and assigns and may be assigned by the Company without my consent.

SIGNED this _____ day of ____________________, 2___.

_________________________________
(Signature)

__________________________________
(Printed Name)

__________________________________
(Title)
FOR LOCKHEED MARTIN CORPORATION:
_________________________________
(Signature)

__________________________________
(Printed Name)

__________________________________
(Title)

______________________ ____________
(Date)

NOTE: HRBP must scan and upload the executed PECA (and Addendum A, if applicable) to the Executive Action System in order for payments to be processed.

If Addendum A is applicable, be sure to check the box at the beginning of Section 6(a) of the PECA and have Legal review Addendum A.

Addendum A
Additional “Restricted Companies” For Purposes of Section 6(a) of the PECA

Entity Name	Description of the Competitive Business